SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GOLD AND PRECIOUS METALS FUND SEEKS CAPITAL APPRECIATION WITH CURRENT INCOME, BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES ENGAGED IN MINING, PROCESSING OR DEALING IN GOLD OR OTHER PRECIOUS METALS.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Franklin Gold and Precious Metals Fund's semiannual report, which covers the period ended January 31, 2002. During the six months under review, gold prices increased modestly and silver remained virtually unchanged, while platinum traded down slightly and palladium fell nearly 20%. Gold prices spiked following the September 11 tragedy, but were unable to hold on to most of the gains as the U.S. dollar remained strong. Gold rallied late in the period largely because Normandy Mining closed out some of its gold hedges. Platinum and palladium prices declined in early 2002 on news that Ford would take a $1 billion write-off on its metal inventory and draw down its palladium stockpile in the coming year. Although expected, this was an observable event in an otherwise secrecy-shrouded market.

During the reporting period, consolidation was again the major theme for the gold industry. Barrick Gold closed its deal with Homestake Mining to create the world's largest gold company. Although ultimately unsuccessful, AngloGold announced its intention to merge with Normandy Mining. In an even bolder


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.





CONTENTS


Shareholder Letter .....................   1

Performance Summary ....................   5

Financial Highlights &
Statement of Investments ...............   7

Financial Statements ...................  13

Notes to
Financial Statements ...................  17




[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
1/31/02

[GRAPHIC OMITTED]
EDGAR representation of data used in printed graphic as follows:
South Africa                                         35.4%
Canada                                               25.2%
U.S.                                                 13.0%
Australia                                             5.5%
Other                                                15.2%
Short-Term Investments & Other Net Assets             5.7%




move, Newmont Mining announced a three-way merger between itself, Normandy and Franco-Nevada Mining to overtake Barrick as the largest gold company. On the smaller side, Delta Gold and Goldfields of Australia completed their merger to create the second-largest gold company in Australia behind the soon-to-be-acquired Normandy. At prevailing gold prices, we believe further industry consolidation is almost inevitable as companies search for ways to cut costs. Although demand for gold remained robust, supply showed little response to low prices. Globally, many central banks continued to unload large amounts of gold, but according to the Gold Fields Mineral Services Ltd., this may slow in the second half of 2002.

Within this environment, Franklin Gold and Precious Metals Fund - Class A posted a +17.58% cumulative total return for the six months ended January 31, 2002, as shown in the Performance Summary beginning on page 5. The Standard & Poor's 500 Composite Index (S&P 500) had a -6.01% total return and the Financial Times Gold Mines Index's price return was 26.46% during the same period.1 The Fund's and the Finacial Times Gold Mines Index's outperformance largely was due to increasing gold prices during the period and a positive outlook for gold-related stocks.

Given prevailing market conditions during the period, the Fund was highly concentrated in what we believe are top-quality names. At the end of the reporting period, the top 10 holdings represented more than 70% of the Fund's total net assets because we believe these companies are well-positioned to take advantage of the opportunities presented by the price





1. Sources: Standard & Poor's Micropal; Financial Times. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 includes reinvested dividends. The unmanaged Financial Times Gold Mines Index is an unweighted index that tracks the daily performance of gold mining companies in South Africa, Australia and North America. This is a price-only index and does not include dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

downturn and eventual upswing for many precious metals. Although platinum and palladium prices declined during the past six months, we continue to view the supply and demand outlook favorably in the long term, especially in regard to platinum. Two of our top holdings, Anglo American Platinum and Impala Platinum are platinum producers, and these companies are expanding operations that may help to drive growth in the coming years.

On the gold side, we continued to focus on such top-tier gold producers as Barrick Gold and Newmont Mining, both of which have significant production profiles, established histories and solid management teams, in our opinion. Barrick Gold's strong balance sheet may allow it to take advantage of opportunities created by distressed companies in a low gold price environment, and we believe the merger with Homestake will only improve this position. Newmont has a significant resource base that should appreciate rapidly in a rising gold price environment, and in our opinion the merger with Normandy and Franco- Nevada will create a new, attractive set of opportunities for the combined company. One new position we added to the Fund during the period was Goldfields of Australia, to be renamed Aurion. We believe Goldfields should benefit from its merger with Delta Gold, while its increased size may make it an attractive acquisition target for a larger gold company.

Looking forward, we see physical demand growth and long-term supply stability as attractive for gold; therefore, we remain optimistic that gold prices will appreciate significantly in response to any increase in demand. With our focus on gold mining companies as long-term growth vehicles, we continue to invest in what we consider to be quality mining companies with attractive reserve and production growth profiles. As discussed in the prospectus, however, such investments are subject to special risks, including those related to fluctuations in the price





TOP 10 HOLDINGS
1/31/02

COMPANY                       % OF TOTAL
COUNTRY                       NET ASSETS
----------------------------------------

Barrick Gold Corp.
CANADA                             12.9%

Anglo American Platinum
Corp. Ltd.
SOUTH AFRICA                        9.7%

AngloGold Ltd.
SOUTH AFRICA                        8.5%

Impala Platinum
Holdings Ltd.
SOUTH AFRICA                        8.3%

Newmont Mining Corp.
U.S.                                7.3%

Anglo American Corp.
U.K                                 4.9%

Compania de Minas
Buenaventura SA
PERU                                4.9%

Placer Dome Inc.
CANADA                              4.7%

Harmony Gold
Mining Co. Ltd.
SOUTH AFRICA                        4.5%

Franco-Nevada Mining
Corp. Ltd.
CANADA                              4.4%

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------





of gold and other precious metals, and the currency fluctuations and political uncertainty associated with foreign investing and developing markets. Also, as a non-diversified fund, we may invest in a relatively small number of issuers, which could result in a greater risk of loss.

We appreciate your participation in Franklin Gold and Precious Metals Fund and welcome your comments and suggestions.

Sincerely,

/S/SIGNATURE

Stephen M. Land
Portfolio Manager
Franklin Gold and Precious Metals Fund







--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of January 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 1/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.







PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         1/31/02   7/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.28         $10.16     $8.88
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.2489

CLASS B                        CHANGE         1/31/02   7/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.27         $10.03     $8.76
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.2096

CLASS C                        CHANGE         1/31/02   7/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.30         $10.10     $8.80
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.1866

ADVISOR CLASS                  CHANGE         1/31/02   7/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$1.31         $10.39     $9.08
DISTRIBUTIONS (8/1/01-1/31/02)
Dividend Income                $0.2703






--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -14.34% and -3.00%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



PERFORMANCE

CLASS A                                       6-MONTH      1-YEAR        5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +17.58%      +16.27%       -14.40%       +7.13%
Average Annual Total Return 2                 +10.84%       +9.56%        -4.20%       +0.10%
Value of $10,000 Investment 3                 $11,084      $10,956        $8,071      $10,100
Avg. Ann. Total Return (12/31/01) 4                         +3.65%        -6.47%       -0.61%

                                                                                     INCEPTION
CLASS B                                       6-MONTH       1-YEAR       3-YEAR      (1/1/99)
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +17.20%      +15.36%       +35.01%      +34.49%
Average Annual Total Return 2                 +13.20%      +11.36%        +9.70%       +9.28%
Value of $10,000 Investment 3                 $11,320      $11,136       $13,201      $13,149
Avg. Ann. Total Return (12/31/01) 4                         +5.28%        +6.84%       +6.84%

                                                                                     INCEPTION
CLASS C                                       6-MONTH      1-YEAR        5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +17.17%      +15.33%       -17.41%      -22.37%
Average Annual Total Return 2                 +14.99%      +13.19%        -3.95%       -3.82%
Value of $10,000 Investment 3                 $11,499      $11,319        $8,174       $7,687
Avg. Ann. Total Return (12/31/01) 4                         +7.09%        -6.21%       -4.93%

ADVISOR CLASS 5                               6-MONTH      1-YEAR        5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +17.79%      +16.51%       -11.51%      +12.18%
Average Annual Total Return 2                 +17.79%      +16.51%        -2.42%       +1.16%
Value of $10,000 Investment3                  $11,779      $11,651        $8,849      $11,218
Avg. Ann. Total Return (12/31/01) 4                        +10.26%        -4.49%       +0.44%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


              Past performance does not guarantee future results.
6

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights

                                                                             CLASS A
                                              -------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                              JANUARY 31, 2002              YEAR ENDED JULY 31,
                                                               --------------------------------------------------
                                                  (UNAUDITED)      2001      2000       1999      1998      1997
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........        $ 8.88      $7.90     $8.30      $7.48    $11.44    $14.65
                                              -------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................           .07        .25       .10        .07       .10       .07
 Net realized and unrealized gains (losses) ..          1.46        .84      (.46)       .79     (3.96)    (2.37)
                                              -------------------------------------------------------------------
Total from investment operations .............          1.53       1.09      (.36)       .86     (3.86)    (2.30)
                                              -------------------------------------------------------------------
Less distributions from:
 Net investment income .......................          (.25)      (.11)     (.04)      (.04)     (.10)     (.09)
 Net realized gains ..........................            --         --        --         --        --      (.82)
                                              -------------------------------------------------------------------
Total distributions ..........................          (.25)      (.11)     (.04)      (.04)     (.10)     (.91)
                                              -------------------------------------------------------------------
Net asset value, end of period ...............        $10.16      $8.88     $7.90      $8.30    $ 7.48    $11.44
                                              ===================================================================

Total return b ...............................        17.58%     13.91%   (4.42)%     11.51%  (33.83)%  (16.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............      $188,440   $164,004  $156,236   $205,889  $189,591  $291,544
Ratios to average net assets:
 Expenses ....................................         1.24% c    1.32%     1.34%      1.31%     1.19%     1.05%
 Net investment income .......................         1.60% c    2.86%     1.17%       .85%     1.05%      .55%
Portfolio turnover rate ......................         7.64%      7.31%     3.53%      4.29%     6.09%    16.05%



a Based on average shares outstanding effective year ended July 31, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS B
                                                               ----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               JANUARY 31, 2002         YEAR ENDED JULY 31,
                                                                                  ---------------------------
                                                                   (UNAUDITED)      2001      2000      1999 D
                                                               ----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $ 8.76      $7.82     $8.26     $7.72
                                                               ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................            .02        .17       .01      (.04)
 Net realized and unrealized gains (losses) ..................           1.46        .83      (.41)      .58
                                                               ----------------------------------------------
Total from investment operations .............................           1.48       1.00      (.40)      .54
                                                               ----------------------------------------------
Less distributions from net investment income ................           (.21)      (.06)     (.04)       --
                                                               ----------------------------------------------
Net asset value, end of period ...............................         $10.03      $8.76     $7.82     $8.26
                                                               ==============================================

Total return b ...............................................         17.20%     12.78%   (4.90)%     6.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................         $6,302     $4,037    $2,779    $1,217
Ratios to average net assets:
 Expenses ....................................................          2.01% c    2.08%     2.10%     2.10% c
 Net investment income (loss) ................................           .56% c    1.88%      .17%    (.84)% c
Portfolio turnover rate ......................................          7.64%      7.31%     3.53%     4.29%



a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period January 1, 1999 (effective date) to July 31, 1999.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights (CONTINUED)



                                                                            CLASS C
                                               ------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               JANUARY 31, 2002                  YEAR ENDED JULY 31,
                                                                -------------------------------------------------
                                                  (UNAUDITED)      2001      2000       1999      1998      1997
                                               ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........        $ 8.80      $7.83     $8.23      $7.43    $11.37    $14.61
                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............           .04        .18       .03        .01       .03      (.02)
 Net realized and unrealized gains (losses) ..          1.45        .83      (.43)       .80     (3.93)    (2.38)
                                               ------------------------------------------------------------------
Total from investment operations .............          1.49       1.01      (.40)       .81     (3.90)    (2.40)
                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income .......................          (.19)      (.04)       -- d     (.01)     (.04)     (.02)
 Net realized gains ..........................            --         --        --         --        --      (.82)
                                               ------------------------------------------------------------------
Total distributions ..........................          (.19)      (.04)       --       (.01)     (.04)     (.84)
                                               ------------------------------------------------------------------
Net asset value, end of period ...............        $10.10      $8.80     $7.83      $8.23    $ 7.43    $11.37
                                               ==================================================================

Total return b ...............................        17.17%     12.89%   (4.85)%     10.85%  (34.35)%  (17.18)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............       $27,779    $22,220   $20,721    $23,473   $20,353   $20,783
Ratios to average net assets:
 Expenses ....................................         2.00% c    2.07%     2.10%      2.07%     1.96%     1.83%
 Net investment income (loss) ................          .80% c    2.11%      .36%       .08%      .25%    (.16)%
Portfolio turnover rate ......................         7.64%      7.31%     3.53%      4.29%     6.09%    16.05%



a Based on average shares outstanding effective year ended July 31, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d Includes distributions of net investment income in the amount of $.001.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Highlights (CONTINUED)

                                                                              ADVISOR CLASS
                                                  ------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  JANUARY 31, 2002                YEAR ENDED JULY 31,
                                                                   -------------------------------------------------
                                                    (UNAUDITED)      2001      2000       1999      1998      1997 D
                                                  ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $ 9.09      $8.09     $8.49      $7.61    $11.43    $13.12
                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income a ........................          .09        .28       .11        .08       .14       .07
 Net realized and unrealized gains (losses) .....         1.48        .85      (.46)       .85     (3.84)    (1.67)
                                                  ------------------------------------------------------------------
Total from investment operations ................         1.57       1.13      (.35)       .93     (3.70)    (1.60)
                                                  ------------------------------------------------------------------
Less distributions from net investment income ...         (.27)      (.13)     (.05)      (.05)     (.12)     (.09)
                                                  ------------------------------------------------------------------
Net asset value, end of period ..................       $10.39      $9.09     $8.09      $8.49    $ 7.61    $11.43
                                                  ==================================================================

Total return b ..................................       17.79%     14.04%   (4.21)%     12.30%  (32.46)%  (12.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $4,290     $3,574    $3,715     $3,204    $2,207    $3,211
Ratios to average net assets:
 Expenses .......................................        1.01% c    1.08%     1.10%      1.08%      .96%      .83% c
 Net investment income ..........................        1.84% c    3.15%     1.24%       .98%     1.30%      .80% c
Portfolio turnover rate .........................        7.64%      7.31%     3.53%      4.29%     6.09%    16.05%



a Based on average shares outstanding effective year ended July 31, 1999. b Total return is not annualized for periods less than one year.
c Annualized
d For the period January 2, 1997 (effective date) to July 31, 1997.

                       See notes to financial statements.
10

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED)


                                                                        COUNTRY      SHARES       VALUE
------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 94.3%
 GOLD & DIVERSIFIED RESOURCES 6.1%
a  Freeport-McMoRan Copper & Gold Inc., A ........................  United States      308,011 $  4,500,041
   Rio Tinto PLC .................................................  United Kingdom     342,401    6,715,735
   Teck Cominco Ltd., B ..........................................      Canada         322,100    2,629,719
                                                                                               -------------
                                                                                                 13,845,495
                                                                                               -------------
 LONG LIFE GOLD MINES 50.8%
   Agnico-Eagle Mines Ltd. .......................................      Canada         200,000    2,298,000
   AngloGold Ltd. ................................................   South Africa    1,142,700    4,598,309
   AngloGold Ltd. ................................................   South Africa       91,265    3,796,049
   AngloGold Ltd., ADR ...........................................   South Africa      526,778   10,872,698
a  Ashanti Goldfields Co. Ltd., GDR ..............................      Ghana          933,050    3,797,514
   Barrick Gold Corp. ............................................      Canada       1,704,571   29,301,575
   Compania de Minas Buenaventura SA, ADR ........................       Peru          423,993    9,989,275
   Compania de Minas Buenaventura SA, B ..........................       Peru          100,593    1,186,682
   Gold Fields Ltd. ..............................................   South Africa      774,999    4,913,304
   Gold Fields Ltd., ADR .........................................   South Africa      639,528    4,105,770
   Goldfields Ltd. ...............................................    Australia        426,989      585,023
   Harmony Gold Mining Co. Ltd. ..................................   South Africa    1,303,000   10,166,138
a  Lihir Gold Ltd. ............................................... Papua New Guinea  1,300,622      910,800
a  Lihir Gold Ltd., ADR, 144A .................................... Papua New Guinea     50,000      719,000
   Newmont Mining Corp. ..........................................  United States      755,023   16,489,702
   Placer Dome Inc. ..............................................      Canada         863,820   10,659,539
a  Western Areas Ltd. ............................................   South Africa      357,979      854,197
a  Western Areas Ltd., ADR .......................................   South Africa       23,523       56,130
                                                                                               -------------
                                                                                                115,299,705
                                                                                               -------------
 MEDIUM LIFE GOLD MINES 5.2%
   Newcrest Mining Ltd. ..........................................    Australia      2,265,050    5,574,581
   Sons of Gwalia Ltd. ...........................................    Australia      1,575,500    6,235,994
                                                                                               -------------
                                                                                                 11,810,575
                                                                                               -------------
 MINING FINANCE COMPANIES 9.4%
   Anglo American PLC ............................................  United Kingdom     256,100    4,209,972
   Anglo American PLC, ADR .......................................  United Kingdom     420,479    6,979,951
   Franco-Nevada Mining Corp. Ltd. ...............................      Canada         573,614   10,027,585
                                                                                               -------------
                                                                                                 21,217,508
                                                                                               -------------
 PLATINUM 22.8%
   Anglo American Platinum Corp. Ltd., ADR .......................   South Africa      571,138   22,105,341
   Impala Platinum Holdings Ltd. .................................   South Africa      225,000   10,182,137
   Impala Platinum Holdings Ltd., ADR ............................   South Africa      192,800    8,724,960
a  North American Palladium Ltd. .................................      Canada         427,500    2,235,259
a  Stillwater Mining Co. .........................................  United States      535,550    8,386,711
                                                                                               -------------
                                                                                                 51,634,408
                                                                                               -------------
   TOTAL COMMON STOCKS (COST $208,343,154) .......................                              213,807,691
                                                                                               -------------

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2002 (UNAUDITED) (CONT.)

                                                                        COUNTRY      SHARES       VALUE
------------------------------------------------------------------------------------------------------------
b  SHORT TERM INVESTMENTS 4.5%
   Franklin Institutional Fiduciary Trust Money
     Market Portfolio (COST $10,306,147) .........................  United States   10,306,147 $ 10,306,147
                                                                                               -------------
   TOTAL INVESTMENTS (COST $218,649,301) 98.8% ...................                              224,113,838
   OTHER ASSETS, LESS LIABILITIES 1.2% ...........................                                2,697,007
                                                                                               -------------
   NET ASSETS 100.0% .............................................                             $226,810,845
                                                                                               =============









a Non-income producing
b The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.
12

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ........................................................ $218,649,301
                                                                =============
  Value .......................................................  224,113,838
 Receivables:
  Investment securities sold ..................................    3,061,422
  Capital shares sold .........................................    1,828,198
                                                                -------------
      Total assets ............................................  229,003,458
                                                                -------------
Liabilities:
 Payables:
  Capital shares redeemed .....................................    1,688,229
  Affiliates ..................................................      231,061
  Shareholders ................................................      130,101
 Other liabilities ............................................      143,222
                                                                -------------
      Total liabilities .......................................    2,192,613
                                                                -------------
       Net assets, at value ................................... $226,810,845
                                                                =============
Net assets consist of:
 Undistributed net investment income .......................... $  1,544,706
 Net unrealized appreciation ..................................    5,464,537
 Accumulated net realized loss ................................  (50,171,532)
 Capital shares ...............................................  269,973,134
                                                                -------------
       Net assets, at value ................................... $226,810,845
                                                                =============



                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JANUARY 31, 2002 (UNAUDITED)


CLASS A:
 Net assets, at value ......................................................... $188,439,595
                                                                                =============
 Shares outstanding ...........................................................   18,555,177
                                                                                =============
 Net asset value per share a ..................................................       $10.16
                                                                                =============
 Maximum offering price per share (net asset value per share / 94.25%) ........       $10.78
                                                                                =============
CLASS B:
 Net assets, at value ......................................................... $  6,302,364
                                                                                =============
 Shares outstanding ...........................................................      628,442
                                                                                =============
 Net asset value and maximum offering price per share a .......................       $10.03
                                                                                =============
CLASS C:
 Net assets, at value ......................................................... $ 27,779,009
                                                                                =============
 Shares outstanding ...........................................................    2,750,825
                                                                                =============
 Net asset value per share a ..................................................       $10.10
                                                                                =============
 Maximum offering price per share (net asset value per share / 99%) ...........       $10.20
                                                                                =============
ADVISOR CLASS:
 Net assets, at value ......................................................... $  4,289,877
                                                                                =============
 Shares outstanding ...........................................................      412,964
                                                                                =============
 Net asset value and maximum offering price per share .........................       $10.39
                                                                                =============


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.
14

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED)



Investment income:
 Dividends .....................................................  $ 2,944,365
                                                                  ------------
Expenses:
 Management fees (Note 3) ......................................      569,212
 Distribution fees (Note 3)
  Class A ......................................................      201,784
  Class B ......................................................       24,167
  Class C ......................................................      121,019
 Transfer agent fees (Note 3) ..................................      352,913
 Custodian fees ................................................       29,520
 Reports to shareholders .......................................       26,221
 Registration and filing fees ..................................       38,658
 Professional fees .............................................       26,164
 Trustees' fees and expenses ...................................        7,138
                                                                  ------------
      Total expenses ...........................................    1,396,796
                                                                  ------------
       Net investment income ...................................    1,547,569
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..................................................   (2,227,559)
  Foreign currency transactions ................................      (40,166)
                                                                  ------------
      Net realized loss ........................................   (2,267,725)
 Net unrealized appreciation on investments ....................   34,528,620
                                                                  ------------
Net realized and unrealized gain ...............................   32,260,895
                                                                  ------------
Net increase in net assets resulting from operations ...........  $33,808,464
                                                                  ============



                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED)
AND THE YEAR ENDED JULY 31, 2001


                                                                                SIX MONTHS        YEAR
                                                                                   ENDED          ENDED
                                                                             JANUARY 31, 2002 JULY 31, 2001
                                                                             ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................    $  1,547,569  $  5,465,635
  Net realized loss from investments and foreign currency transactions ....      (2,267,725)   (1,187,084)
  Net unrealized appreciation on investments ..............................      34,528,620    20,029,245
                                                                             ------------------------------
    Net increase in net assets resulting from operations ..................      33,808,464    24,307,796
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................................      (4,689,676)   (2,101,140)
   Class B ................................................................        (115,973)      (19,605)
   Class C ................................................................        (493,762)      (91,245)
   Advisor Class ..........................................................        (106,486)      (52,683)
                                                                             ------------------------------
 Total distributions to shareholders ......................................      (5,405,897)   (2,264,673)
 Capital share transactions: (Note 2)
   Class A ................................................................         720,724   (11,187,639)
   Class B ................................................................       1,564,075       955,356
   Class C ................................................................       2,110,175      (939,362)
   Advisor Class ..........................................................         179,323      (488,706)
                                                                             ------------------------------
 Total capital share transactions .........................................       4,574,297   (11,660,351)
   Net increase in net assets .............................................      32,976,864    10,382,772
Net assets:
 Beginning of period ......................................................     193,833,981   183,451,209
                                                                             ------------------------------
 End of period ............................................................    $226,810,845  $193,833,981
                                                                             ------------------------------
Undistributed net investment income included in net assets:
 End of period ............................................................    $  1,544,706  $  5,403,034
                                                                             ------------------------------


                       See notes to financial statements.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold and Precious Metals Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited) (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At January 31, 2002, there were an unlimited number of shares authorized ($.10 par value). Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED                YEAR ENDED
                                                           JANUARY 31, 2002               JULY 31, 2001
                                                      -------------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                      -------------------------------------------------------
CLASS A SHARES:
Shares sold .........................................  8,042,498  $ 74,668,390     14,991,597  $ 130,630,352
Shares issued in reinvestment of distributions ......    437,178     3,930,226        222,185      1,808,587
Shares redeemed ..................................... (8,397,652)  (77,877,892)   (16,512,499)  (143,626,578)
                                                      -------------------------------------------------------
Net increase (decrease) .............................     82,024  $    720,724     (1,298,717) $ (11,187,639)
                                                      =======================================================

CLASS B SHARES:
Shares sold .........................................    217,724  $  2,023,059        206,273  $   1,858,864
Shares issued in reinvestment of distributions ......     11,660       103,535          2,245         18,138
Shares redeemed .....................................    (61,511)     (562,519)      (103,523)      (921,646)
                                                      -------------------------------------------------------
Net increase ........................................    167,873  $  1,564,075        104,995  $     955,356
                                                      =======================================================

CLASS C SHARES:
Shares sold .........................................    589,964  $  5,485,931        954,734  $   8,440,040
Shares issued in reinvestment of distributions ......     42,511       380,477          9,677         78,483
Shares redeemed .....................................   (405,982)   (3,756,233)    (1,087,781)    (9,457,885)
                                                      -------------------------------------------------------
Net increase (decrease) .............................    226,493  $  2,110,175       (123,370) $    (939,362)
                                                      =======================================================

ADVISOR CLASS SHARES:
Shares sold .........................................     45,091  $    427,420         59,921  $     553,889
Shares issued in reinvestment of distributions ......     10,615        97,554          5,451         45,349
Shares redeemed .....................................    (36,094)     (345,651)      (131,034)    (1,087,944)
                                                      -------------------------------------------------------
Net increase (decrease) .............................     19,612  $    179,323        (65,662) $    (488,706)
                                                      =======================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

ENTITY                                                                          AFFILIATION
------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                               Investment manager
Franklin Templeton Services LLC (FT Services)                                   Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)                             Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)                    Transfer agent

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE  MONTH-END NET ASSETS
-----------------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   In excess of $250 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $106,296 and $24,074, respectively.

The Fund paid transfer agent fees of $352,913, of which $236,173 was paid to Investor Services.


4. INCOME TAXES

At July 31, 2001, the Fund had tax basis capital losses of $47,739,457, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2005 ........................... $ 6,513,315
         2006 ...........................   8,665,097
         2007 ...........................  28,763,977
         2008 ...........................   2,754,018
         2009 ...........................   1,043,050
                                          -----------
                                          $47,739,457
                                          ===========

At July 31, 2001, the Fund has deferred currency losses occurring subsequent to October 31, 2000 of $111,995. For tax purposes, such losses will be reflected in the year ending July 31, 2002.

At January 31, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $219,048,159 was as follows:

        Unrealized appreciation ................ $ 56,337,361
        Unrealized depreciation ................  (51,271,682)
                                                 -------------
        Net unrealized appreciation ............ $  5,065,679
                                                 =============

FRANKLIN GOLD AND PRECIOUS METALS FUND
Notes to Financial Statements (unaudited) (CONTINUED)



4. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions. Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 2002 aggregated $14,958,931 and $16,323,272, respectively.

FRANKLIN GOLD AND PRECIOUS METALS FUND
Tax Designation


At January 31, 2002, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C and Advisor Class shareholders in December 2001.

                                                              CLASS A                      CLASS B
                                                     -------------------------------------------------------
                                                     FOREIGN TAXES  FOREIGN       FOREIGN TAXES   FOREIGN
                                                      WITHHELD   SOURCE INCOME      WITHHELD   SOURCE INCOME
COUNTRY                                               PER SHARE    PER SHARE        PER SHARE    PER SHARE
------------------------------------------------------------------------------------------------------------
Australia ..........................................   $0.0014      $0.0199          $0.0014      $0.0169
Canada .............................................    0.0031       0.0167           0.0031       0.0142
Peru ...............................................        --       0.0036               --       0.0031
South Africa .......................................    0.0001       0.1879           0.0001       0.1592
United Kingdom .....................................    0.0024       0.0126           0.0024       0.0107
                                                     -------------------------------------------------------
TOTAL ..............................................   $0.0070      $0.2407          $0.0070      $0.2041
                                                     =======================================================

                                                              CLASS C                   ADVISOR CLASS
                                                     -------------------------------------------------------
                                                     FOREIGN TAXES  FOREIGN       FOREIGN TAXES   FOREIGN
                                                      WITHHELD   SOURCE INCOME      WITHHELD   SOURCE INCOME
COUNTRY                                               PER SHARE    PER SHARE        PER SHARE    PER SHARE
------------------------------------------------------------------------------------------------------------
Australia ..........................................   $0.0014      $0.0151          $0.0014      $0.0215
Canada .............................................    0.0031       0.0127           0.0031       0.0181
Peru ...............................................        --       0.0027               --       0.0039
South Africa .......................................    0.0001       0.1424           0.0001       0.2033
United Kingdom .....................................    0.0024       0.0096           0.0024       0.0137
                                                     -------------------------------------------------------
TOTAL ..............................................   $0.0070      $0.1825          $0.0070      $0.2605
                                                     =======================================================

In January 2002, shareholders received Form 1099-DIV, which included their share of taxes withheld and foreign sources income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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